Exhibit 99.45

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-L

KEY PERFORMANCE FACTORS
February 29, 2000



Expected B Maturity 10/16/2006


Blended Coupon 6.2183%


Excess Protection Level
3 Month Average   5.25%
February, 2000   6.04%
January, 2000   5.30%
December, 1999   4.40%


Cash Yield18.80%


Investor Charge Offs 4.75%


Base Rate 8.01%


Over 30 Day Delinquency 5.01%


Seller's Interest 9.54%


Total Payment Rate14.30%


Total Principal Balance$48,263,301,515.80


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,604,500,997.31